UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  3/31/2016

Item 1.  Reports to Stockholders.

Semiannual Report 3/31/2016

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# Oppenheimer **Limited-Term Government Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/16

	Class A Shares of the Fund
			Barclays U.S.	Barclays U.S. 1-3 Year
	Without Sales Charge	With Sales Charge	Government Bond	Government Bond
			Index	Index
6-Month	0.13%	-2.13%	2.18%	0.46%
1-Year	0.41	-1.85	2.37	0.93
5-Year	1.10	0.64	3.42	0.90
10-Year	2.19	1.95	4.52	2.56

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677).

2      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 0.13% during the reporting period. On a relative basis, the Barclays U.S. 1-3 Year Government Bond Index returned 0.46%.

MARKET OVERVIEW

During the six-month reporting period, volatility was experienced across equity and credit markets as investors struggled with Federal Reserve (the “Fed”) uncertainty, falling commodity prices, and weak global growth. October 2015 experienced one of the most dramatic credit-spread tightening periods on record, yet it was not to last. The better-than-expected payroll report released in early November increased expectations of a Fed hike in December and risk assets began to sell off and credit spreads widened in sympathy. Although other economic data was mixed domestically, European data continued to improve while emerging market data was generally mixed to weaker.

In December, the Fed increased the overnight policy rate by 0.25%, the first such action in a decade. As expectations of the hike increased after the November jobs report, 2-year Treasury yields began to climb. Longer term Treasury yields also rose in late October and November but ended 2015 near 2.25% after touching 2.00% in mid-October and 2.35% in early November.

Before the Fed action, the European Central Bank (the “ECB”) decreased policy rates,

but newly announced easing actions underwhelmed the market. The Bank of Japan (“BoJ”) also performed additional easing actions. Short-term yields moved further negative in Germany and crossed into negative territory in Japan by the end of 2015.

2016 started off with credit markets widening amid stock market weakness. The Fed’s statement in January suggested they would continue gradually raising rates this year, which further roiled markets as global growth continued to show risk of slowing further. Risk asset weakness and the BoJ cutting rates to negative levels at the end of January helped U.S. Treasury yields fall dramatically.

By mid-February markets began to turn. The ECB hinted it would likely ease further, the BoJ’s tone remained dovish, China signaled it would provide further stimulus, and better than expected economic data helped turn sentiment. A dovish Fed statement in mid-March and further dovish statements from Chair Yellen (sometimes at odds with other Fed speakers) helped the better trend in risk sentiment persist.

3 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND REVIEW

During the reporting period, the Fund received its strongest results from agency residential mortgage-backed securities (“RMBS”). We have been opportunistically taking advantage of movement in the agency RMBS market, which benefited the Fund’s performance this period. Also contributing positively to performance was security selection with U.S. Treasury and agency debt.

The primary detractor from performance this reporting period was the Fund’s security selection in commercial mortgage-backed securities (“CMBS”). Our allocation to CMBS is focused on the investment-grade portion of the capital structure in non-agency issued securities. During the reporting period, CMBS spreads widened in sympathy with credit spreads.

STRATEGY & OUTLOOK

In our view, dovish central banks, particularly a dovish Fed, have cleared the way for risk assets to perform well over the next several months. Chair Yellen’s speech before the Economics Club of New York was unequivocal in the dovish tone, with Ms. Yellen also highlighting the bank’s willingness to allow inflation to run somewhat above its target before hiking aggressively. Although the term “gradual” implies the potential for further hikes, the exceedingly slow pace should no longer be a headwind for asset prices.

As mentioned earlier, we have been opportunistically taking advantage of movement in the agency RMBS market and are overweight that sector.

Looking at our modest allocation to non-government debt, the Fund’s overweight to asset-backed securities (ABS) is primarily concentrated in securities backed by auto loans which currently feature attractive yields and strong underwriting. However, recent market performance has given the opportunity to rotate out a portion of the auto sector into other attractively priced high quality RMBS. As mentioned earlier, our allocation to CMBS is focused on the investment-grade portion of the capital structure in non-agency issued securities.

Peter A. Strzalkowski, CFA
Portfolio Manager

4 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Portfolio Allocation

Mortgage-Backed Obligations
Government Agency	54.7%
Non-Agency	4.9
U.S. Government Obligations	37.2
Asset-Backed Securities	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016, and are based on the total market value of investments.

5 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	0.13%	0.41%	1.10%	2.19%
Class B (OGSBX)	5/3/93	-0.27	-0.39	0.32	1.73
Class C (OLTCX)	2/1/95	-0.27	-0.39	0.29	1.40
Class I (OLTIX)	12/28/12	0.29	0.74	0.95*	N/A
Class R (OLTNX)	3/1/01	0.20	0.22	0.82	1.92
Class Y (OLTYX)	1/26/98	0.28	0.72	1.46	2.49

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	-2.13%	-1.85%	0.64%	1.95%
Class B (OGSBX)	5/3/93	-4.24	-4.34	0.13	1.73
Class C (OLTCX)	2/1/95	-1.26	-1.38	0.29	1.40
Class I (OLTIX)	12/28/12	0.29	0.74	0.95*	N/A
Class R (OLTNX)	3/1/01	0.20	0.22	0.82	1.92
Class Y (OLTYX)	1/26/98	0.28	0.72	1.46	2.49

* Shows performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 3/31/16
Class A	1.54%
Class B	0.78
Class C	0.78
Class I	1.89
Class R	1.28
Class Y	1.87

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class

6 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 3/31/16 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Government Bond Index and the Barclays U.S. 1-3 Year Government Bond Index. The Barclays U.S. Government Bond Index is a market-weighted index of U.S. government securities with maturities of 1 year or more. The Barclays U.S. 1-3 Year Government Bond Index is an index of U.S. Government securities with maturities of 1 to 3 years. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800. CALL OPP (225.5677).

7 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Actual	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During 6 Months Ended March 31, 2016
Class A	$ 1,000.00	$ 1,001.30	$ 4.01
Class B	1,000.00	997.30	8.02
Class C	1,000.00	997.30	8.02
Class I	1,000.00	1,002.90	2.41
Class R	1,000.00	1,002.00	5.52
Class Y	1,000.00	1,002.80	2.51

Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.00	4.05
Class B	1,000.00	1,017.00	8.10
Class C	1,000.00	1,017.00	8.10
Class I	1,000.00	1,022.60	2.43
Class R	1,000.00	1,019.50	5.57
Class Y	1,000.00	1,022.50	2.53

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2016 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.60
Class C	1.60
Class I	0.48
Class R	1.10
Class Y	0.50

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Principal Amount	Value

Asset-Backed Securities—3.5%

AmeriCredit Automobile Receivables Trust:
Series 2014-4, Cl. D, 3.07%, 11/9/20	$830,000	$832,158
Series 2015-2, Cl. D, 3.00%, 6/8/21	1,175,000	1,165,093

California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20	2,115,000	2,148,831

Capital Auto Receivables Asset Trust:
Series 2013-4, Cl. D, 3.22%, 5/20/19	955,000	961,481
Series 2014-3, Cl. D, 3.14%, 2/20/20	1,440,000	1,425,256

Credit Acceptance Auto Loan Trust, Series 2014-2A, Cl. B, 2.67%, 9/15/22[1]	1,445,000	1,448,806

DT Auto Owner Trust:
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	1,354,918	1,362,896
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	3,920,000	3,976,493
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	3,230,000	3,253,441
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	4,660,000	4,668,739

Exeter Automobile Receivables Trust, Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	1,015,000	1,002,497

First Investors Auto Owner Trust:
Series 2012-2A, Cl. D, 3.79%, 9/16/19[1]	1,500,000	1,506,351
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	1,115,000	1,101,307
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]	1,305,000	1,295,988

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	646,458	645,923

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.733%, 10/25/19[1,2]	1,090,000	1,084,252

Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	3,200,000	3,326,448
Series 2013-A, Cl. D, 3.78%, 10/15/19[1]	170,000	173,310
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	2,415,000	2,467,087
Series 2014-4, Cl. D, 3.10%, 11/16/20	1,675,000	1,688,602
Series 2015-3, Cl. D, 3.49%, 5/17/21	3,065,000	3,051,789

SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	1,245,000	1,194,719

Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	1,405,000	1,389,741
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	1,490,000	1,455,681

Total Asset-Backed Securities (Cost $42,619,795)		42,626,889

Mortgage-Backed Obligations—65.8%

Government Agency—60.3%

FHLMC/FNMA/FHLB/Sponsored—54.9%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	37,513	38,864
5.50%, 4/1/18-1/1/24	3,861,695	4,177,204
6.00%, 5/1/18-10/1/29	2,130,362	2,391,402
6.50%, 4/1/18-4/1/34	1,410,791	1,613,583
7.00%, 8/1/16-10/1/37	920,530	1,096,159
7.50%, 1/1/32-9/1/33	2,999,805	3,653,578
8.50%, 3/1/31	31,007	36,326

10 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
9.00%, 8/1/22-5/1/25	$50,410	$55,507
10.00%, 8/1/21	27,421	27,560

Federal Home Loan Mortgage Corp. Non Gold Pool, 11%, 11/1/20	14,617	15,165

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 5.221%, 2/1/28[3]	154,295	28,468
Series 205, Cl. IO, 13.225%, 9/1/29[3]	1,093,466	200,947
Series 206, Cl. IO, 0.00%, 12/1/29[3,4]	64,341	14,588
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	359,927	66,132

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	18,522,153	18,995,639

Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates:
Series K035, Cl. A1, 2.615%, 3/25/23	8,417,843	8,712,815
Series K040, Cl. A1, 2.768%, 4/25/24	14,313,793	15,061,308
Series K041, Cl. A1, 2.72%, 8/25/24	11,455,038	11,983,581
Series K041, Cl. A2, 3.171%, 10/25/24	11,150,000	11,953,837
Series K042, Cl. A1, 2.267%, 6/25/24	5,903,304	6,058,140
Series K043, Cl. A1, 2.532%, 10/25/23	7,510,565	7,806,201
Series K044, Cl. A1, 2.321%, 3/25/24	14,641,916	15,057,198
Series K045, Cl. A1, 2.493%, 11/25/24	11,698,736	12,126,755
Series K045, Cl. A2, 3.023%, 1/25/25	10,255,000	10,864,832
Series K046, Cl. A1, 2.697%, 1/25/25	9,873,414	10,352,754
Series K046, Cl. A2, 3.205%, 3/25/25	12,000,000	12,879,594
Series K047, Cl. A1, 2.827%, 12/25/24	11,839,594	12,481,902
Series K048, Cl. A1, 2.689%, 12/25/24	9,861,802	10,241,560
Series K049, Cl. A2, 3.01%, 7/25/25	5,000,000	5,279,798
Series K050, Cl. A2, 3.334%, 8/25/25[2]	10,600,000	11,476,279
Series K053, Cl. A1, 2.548%, 2/25/25	2,850,000	2,955,017

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 13.538%, 12/1/31[5]	216,765	198,395
Series 219, Cl. PO, 13.637%, 3/1/32[5]	639,040	584,926

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 1.086%, 6/15/21[2]	2,379	2,400
Series 151, Cl. F, 9.00%, 5/15/21	8,814	9,688
Series 1695, Cl. F, 2.025%, 3/15/24[2]	815,361	840,143
Series 2035, Cl. PC, 6.95%, 3/15/28	565,325	648,269
Series 2084, Cl. ZC, 6.50%, 8/15/28	285,420	323,921
Series 2116, Cl. ZA, 6.00%, 1/15/29	384,559	439,060
Series 2122, Cl. FD, 0.786%, 2/15/29[2]	446,048	449,298
Series 2132, Cl. FN, 1.339%, 3/15/29[2]	617,118	631,400
Series 2148, Cl. ZA, 6.00%, 4/15/29	639,639	734,255
Series 2195, Cl. LH, 6.50%, 10/15/29	1,013,292	1,156,860
Series 2220, Cl. PD, 8.00%, 3/15/30	163,743	193,363
Series 2281, Cl. Z, 6.50%, 2/15/31	1,317,295	1,499,303
Series 2319, Cl. BZ, 6.50%, 5/15/31	2,092,289	2,391,291
Series 2326, Cl. ZP, 6.50%, 6/15/31	495,868	556,785
Series 2344, Cl. FP, 1.386%, 8/15/31[2]	323,560	332,353
Series 2368, Cl. TG, 6.00%, 10/15/16	529	528
Series 2392, Cl. FB, 1.036%, 1/15/29[2]	99,099	100,660

11 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2396, Cl. FE, 1.036%, 12/15/31[2]	$193,341	$196,540
Series 2401, Cl. FA, 1.086%, 7/15/29[2]	136,847	139,103
Series 2427, Cl. ZM, 6.50%, 3/15/32	103,213	118,617
Series 2464, Cl. FI, 1.436%, 2/15/32[2]	201,791	206,536
Series 2470, Cl. LF, 1.436%, 2/15/32[2]	206,449	211,304
Series 2471, Cl. FD, 1.436%, 3/15/32[2]	280,556	287,224
Series 2481, Cl. AF, 0.986%, 3/15/32[2]	163,871	166,162
Series 2500, Cl. FD, 0.936%, 3/15/32[2]	313,553	318,089
Series 2504, Cl. FP, 0.936%, 3/15/32[2]	318,990	322,835
Series 2526, Cl. FE, 0.836%, 6/15/29[2]	358,314	361,651
Series 2530, Cl. FD, 0.936%, 2/15/32[2]	402,336	407,113
Series 2538, Cl. F, 1.036%, 12/15/32[2]	42,714	43,338
Series 2550, Cl. FI, 0.786%, 11/15/32[2]	139,104	139,765
Series 2551, Cl. FD, 0.836%, 1/15/33[2]	334,349	337,347
Series 2564, Cl. MP, 5.00%, 2/15/18	2,157,830	2,218,426
Series 2585, Cl. HJ, 4.50%, 3/15/18	1,190,680	1,229,882
Series 2627, Cl. KM, 4.50%, 6/15/18	379,645	392,203
Series 2630, Cl. MB, 4.50%, 6/15/18	470,071	485,702
Series 2635, Cl. AG, 3.50%, 5/15/32	2,137,147	2,255,698
Series 2668, Cl. AZ, 4.00%, 9/15/18	176,776	181,061
Series 2676, Cl. KY, 5.00%, 9/15/23	1,096,847	1,182,884
Series 2707, Cl. QE, 4.50%, 11/15/18	1,240,026	1,280,915
Series 2708, Cl. N, 4.00%, 11/15/18	1,041,476	1,066,786
Series 2764, Cl. OE, 4.50%, 3/15/19	1,714,795	1,767,487
Series 2770, Cl. TW, 4.50%, 3/15/19	3,598,863	3,743,240
Series 2843, Cl. BC, 5.00%, 8/15/19	535,039	554,389
Series 3010, Cl. WB, 4.50%, 7/15/20	664,743	691,642
Series 3025, Cl. SJ, 23.151%, 8/15/35[2]	103,240	163,927
Series 3134, Cl. FA, 0.736%, 3/15/36[2]	5,630,463	5,628,501
Series 3342, Cl. FT, 0.886%, 7/15/37[2]	1,083,287	1,088,354
Series 3645, Cl. EH, 3.00%, 12/15/20	3,651,590	3,731,661
Series 3647, Cl. BD, 3.00%, 12/15/19	1,667,953	1,672,769
Series 3659, Cl. DE, 2.00%, 3/15/19	1,097,688	1,107,157
Series 3740, Cl. NP, 2.00%, 1/15/37	6,426,205	6,484,535
Series 3741, Cl. PA, 2.15%, 2/15/35	3,526,849	3,563,852
Series 3804, Cl. WJ, 3.50%, 3/15/39	3,991,339	4,087,361
Series 3805, Cl. AK, 3.50%, 4/15/24	418,394	426,122
Series 3815, Cl. BD, 3.00%, 10/15/20	426,247	433,531
Series 3822, Cl. JA, 5.00%, 6/15/40	218,113	231,083
Series 3840, Cl. CA, 2.00%, 9/15/18	288,219	290,519
Series 3848, Cl. WL, 4.00%, 4/15/40	2,613,997	2,749,757
Series 3857, Cl. GL, 3.00%, 5/15/40	2,447,795	2,550,293
Series 3887, Cl. NC, 3.00%, 7/15/26	912,991	934,962
Series 3917, Cl. BA, 4.00%, 6/15/38	1,208,760	1,271,983
Series 3935, Cl. NA, 3.50%, 10/15/26	5,901,713	6,115,384
Series 4109, Cl. KD, 3.00%, 5/15/32	2,540,753	2,581,796
Series 4221, Cl. HJ, 1.50%, 7/15/23	12,059,211	12,177,262

12 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 4350, Cl. CA, 2.00%, 10/15/19	$3,338,724	$3,377,869
Series 4446, Cl. PL, 2.50%, 7/15/38	5,082,841	5,205,049

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 45.817%, 7/17/28[3]	238,724	45,356
Series 2079, Cl. S, 0.00%, 7/17/28[3,4]	422,106	85,027
Series 2493, Cl. S, 44.72%, 9/15/29[3]	290,144	75,049
Series 2526, Cl. SE, 23.695%, 6/15/29[3]	495,055	113,213
Series 2795, Cl. SH, 4.04%, 3/15/24[3]	3,397,642	441,196
Series 2796, Cl. SD, 46.491%, 7/15/26[3]	119,460	22,512
Series 2920, Cl. S, 50.704%, 1/15/35[3]	2,869,697	550,990
Series 2922, Cl. SE, 5.631%, 2/15/35[3]	486,893	90,805
Series 2981, Cl. AS, 0.00%, 5/15/35[3,4]	975,814	199,985
Series 3201, Cl. SG, 2.162%, 8/15/36[3]	876,499	172,655
Series 3397, Cl. GS, 15.063%, 12/15/37[3]	63,899	12,003
Series 3424, Cl. EI, 10.252%, 4/15/38[3]	143,863	17,457
Series 3450, Cl. BI, 8.568%, 5/15/38[3]	3,073,680	532,415
Series 3606, Cl. SN, 0.67%, 12/15/39[3]	839,870	165,412

Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.936%, 5/15/36[2]	2,862,974	2,872,514

Federal National Mortgage Assn.:
3.50%, 4/1/46[6]	30,825,000	32,329,526
4.00%, 4/1/46[6]	31,490,000	33,657,542
4.50%, 4/1/31[6]	10,355,000	10,711,502

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-8/1/40	21,342,452	22,540,399
4.50%, 9/1/18-1/1/27[6]	12,802,986	13,405,493
5.00%, 2/1/18-7/1/22	32,522,166	33,631,265
5.50%, 9/1/19-9/1/25	19,744,094	21,073,326
6.00%, 3/1/17-2/1/40	6,251,056	7,022,216
6.50%, 6/1/17-1/1/34	7,361,062	8,456,919
7.00%, 11/1/17-2/1/36	5,788,147	6,904,084
7.50%, 2/1/27-8/1/33	7,754,972	9,388,395
8.00%, 6/1/17	59	60
8.50%, 7/1/32	48,559	53,167
9.00%, 8/1/19	2,536	2,724
9.50%, 11/1/21	981	1,056
11.00%, 5/20/19-7/20/19	2,295	2,338

Federal National Mortgage Assn., Alternative Credit Enhancement Securities:
Series 2015-M11, Cl. A2, 2.827%, 4/25/25[2]	6,950,000	7,231,482
Series 2015-M13, Cl. A2, 2.71%, 6/25/25[2]	4,000,000	4,122,649
Series 2015-M8, Cl. A2, 2.90%, 1/25/25[2]	6,000,000	6,269,902

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 32.466%, 5/25/23[3]	661,260	127,289
Series 254, Cl. 2, 29.353%, 1/25/24[3]	878,601	161,364
Series 294, Cl. 2, 13.886%, 2/25/28[3]	1,038,560	189,562
Series 301, Cl. 2, 0.00%, 4/25/29[3,4]	421,635	78,205

13 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 321, Cl. 2, 15.621%, 4/25/32[3]	$2,407,783	$441,684
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	837,652	153,828
Series 331, Cl. 10, 22.998%, 2/25/33[3]	1,237,013	256,540
Series 331, Cl. 4, 0.00%, 2/25/33[3,4]	912,438	180,144
Series 331, Cl. 5, 14.033%, 2/25/33[3]	1,405,566	278,774
Series 331, Cl. 6, 6.83%, 2/25/33[3]	1,380,716	308,417
Series 334, Cl. 10, 3.373%, 2/25/33[3]	538,565	100,652
Series 339, Cl. 15, 8.377%, 10/25/33[3]	479,274	106,015
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	908,518	185,017
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	930,627	172,037
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	672,676	127,523
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	329,240	63,686
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	977,937	203,240
Series 364, Cl. 15, 0.00%, 9/25/35[3,4]	517,377	98,001

Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 11.163%, 9/25/32[5]	178,498	164,306

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1988-7, Cl. Z, 9.25%, 4/25/18	8,988	9,424
Series 1991-109, Cl. Z, 8.50%, 9/25/21	9,229	10,218
Series 1997-16, Cl. PD, 7.00%, 3/18/27	909,562	1,034,297
Series 1998-59, Cl. Z, 6.50%, 10/25/28	100,154	114,649
Series 1999-54, Cl. LH, 6.50%, 11/25/29	483,947	561,650
Series 2001-69, Cl. PF, 1.433%, 12/25/31[2]	494,828	504,025
Series 2002-12, Cl. PG, 6.00%, 3/25/17	286,302	291,629
Series 2002-19, Cl. PE, 6.00%, 4/25/17	8,981	9,025
Series 2002-29, Cl. F, 1.433%, 4/25/32[2]	218,794	224,089
Series 2002-39, Cl. FD, 1.44%, 3/18/32[2]	445,016	458,846
Series 2002-52, Cl. FD, 0.933%, 9/25/32[2]	370,993	376,676
Series 2002-53, Cl. FY, 0.933%, 8/25/32[2]	267,767	269,598
Series 2002-64, Cl. FJ, 1.433%, 4/25/32[2]	67,429	69,060
Series 2002-65, Cl. FB, 1.433%, 7/25/32[2]	408,385	418,244
Series 2002-68, Cl. FH, 0.94%, 10/18/32[2]	135,529	137,333
Series 2002-77, Cl. TF, 1.44%, 12/18/32[2]	831,360	851,092
Series 2002-82, Cl. FE, 1.433%, 12/25/32[2]	375,683	384,673
Series 2002-9, Cl. PC, 6.00%, 3/25/17	151,608	154,696
Series 2002-90, Cl. FJ, 0.933%, 9/25/32[2]	147,695	149,462
Series 2002-90, Cl. FM, 0.933%, 9/25/32[2]	142,014	143,713
Series 2003-100, Cl. PA, 5.00%, 10/25/18	3,307,960	3,421,013
Series 2003-112, Cl. AN, 4.00%, 11/25/18	683,966	699,341
Series 2003-116, Cl. FA, 0.833%, 11/25/33[2]	238,570	240,174
Series 2003-119, Cl. FK, 0.933%, 5/25/18[2]	933,792	936,337
Series 2003-130, Cl. CS, 13.234%, 12/25/33[2]	466,304	533,683
Series 2003-21, Cl. FK, 0.833%, 3/25/33[2]	24,475	24,576
Series 2003-26, Cl. XF, 0.883%, 3/25/23[2]	645,245	647,154
Series 2003-44, Cl. CB, 4.25%, 3/25/33	160,448	163,135
Series 2003-84, Cl. GE, 4.50%, 9/25/18	697,307	721,141
Series 2004-101, Cl. BG, 5.00%, 1/25/20	309,407	312,688
Series 2004-25, Cl. PC, 5.50%, 1/25/34	566,480	590,944

14 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2004-29, Cl. QG, 4.50%, 12/25/32	$248,612	$249,196
Series 2004-72, Cl. FB, 0.933%, 9/25/34[2]	2,339,067	2,369,672
Series 2005-109, Cl. AH, 5.50%, 12/25/25	4,597,497	5,001,251
Series 2005-45, Cl. XA, 0.773%, 6/25/35[2]	3,084,945	3,093,063
Series 2005-67, Cl. BF, 0.783%, 8/25/35[2]	1,296,765	1,297,511
Series 2005-85, Cl. FA, 0.783%, 10/25/35[2]	2,685,355	2,685,992
Series 2006-11, Cl. PS, 22.979%, 3/25/36[2]	424,040	680,467
Series 2006-46, Cl. SW, 22.612%, 6/25/36[2]	388,800	549,890
Series 2006-50, Cl. KS, 22.612%, 6/25/36[2]	312,292	478,637
Series 2006-50, Cl. SK, 22.612%, 6/25/36[2]	104,795	163,800
Series 2007-113, Cl. DB, 4.50%, 12/25/22	8,583,653	8,968,519
Series 2007-79, Cl. FA, 0.883%, 8/25/37[2]	737,445	745,610
Series 2008-14, Cl. BA, 4.25%, 3/25/23	783,270	805,714
Series 2008-24, Cl. DY, 5.00%, 4/25/23	563,791	582,458
Series 2008-75, Cl. DB, 4.50%, 9/25/23	1,849,783	1,902,039
Series 2009-113, Cl. DB, 3.00%, 12/25/20	7,083,011	7,209,226
Series 2009-114, Cl. AC, 2.50%, 12/25/23	294,143	296,047
Series 2009-36, Cl. FA, 1.373%, 6/25/37[2]	4,888,805	5,014,307
Series 2009-37, Cl. HA, 4.00%, 4/25/19	5,125,650	5,241,651
Series 2009-70, Cl. NT, 4.00%, 8/25/19	728,473	742,932
Series 2009-70, Cl. TL, 4.00%, 8/25/19	2,950,610	3,009,175
Series 2010-43, Cl. KG, 3.00%, 1/25/21	815,556	833,240
Series 2010-99, Cl. DP, 3.00%, 8/25/39	7,221,567	7,376,439
Series 2011-104, Cl. MA, 2.50%, 10/25/26	648,874	657,721
Series 2011-122, Cl. EC, 1.50%, 1/25/20	4,266,116	4,279,701
Series 2011-15, Cl. DA, 4.00%, 3/25/41	1,817,249	1,916,382
Series 2011-3, Cl. EL, 3.00%, 5/25/20	10,982,820	11,176,087
Series 2011-3, Cl. KA, 5.00%, 4/25/40	2,484,118	2,725,390
Series 2011-38, Cl. AH, 2.75%, 5/25/20	313,154	317,808
Series 2011-44, Cl. EA, 3.00%, 6/25/24	662,814	677,927
Series 2011-45, Cl. NG, 3.00%, 3/25/25	522,505	537,084
Series 2011-45, Cl. TE, 3.00%, 3/25/25	931,490	956,747
Series 2011-6, Cl. BA, 2.75%, 6/25/20	1,266,513	1,283,055
Series 2011-69, Cl. EA, 3.00%, 11/25/29	1,209,246	1,221,824
Series 2011-82, Cl. AD, 4.00%, 8/25/26	2,367,388	2,432,519
Series 2011-88, Cl. AB, 2.50%, 9/25/26	652,969	661,527
Series 2011-90, Cl. AL, 3.50%, 9/25/23	2,111,072	2,193,491
Series 2012-20, Cl. FD, 0.833%, 3/25/42[2]	795,798	799,855
Series 2013-100, Cl. CA, 4.00%, 3/25/39	13,651,310	14,543,540
Series 2013-22, Cl. JA, 3.50%, 3/25/43	2,883,508	2,951,495
Series 2015-95, Cl. CD, 3.00%, 12/25/22	16,627,044	16,805,794

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 27.743%, 12/18/31[3]	356,857	73,592
Series 2001-68, Cl. SC, 20.08%, 11/25/31[3]	308,241	65,608
Series 2001-81, Cl. S, 24.389%, 1/25/32[3]	243,907	57,417
Series 2002-28, Cl. SA, 33.295%, 4/25/32[3]	231,090	52,758

15 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-38, Cl. SO, 43.063%, 4/25/32[3]	$402,503	$80,991
Series 2002-39, Cl. SD, 34.047%, 3/18/32[3]	431,900	100,563
Series 2002-48, Cl. S, 29.191%, 7/25/32[3]	377,031	87,651
Series 2002-52, Cl. SD, 31.801%, 9/25/32[3]	370,993	88,688
Series 2002-52, Cl. SL, 31.44%, 9/25/32[3]	241,310	55,552
Series 2002-53, Cl. SK, 33.668%, 4/25/32[3]	252,005	61,202
Series 2002-56, Cl. SN, 30.826%, 7/25/32[3]	512,072	117,166
Series 2002-60, Cl. SM, 29.79%, 8/25/32[3]	643,967	122,456
Series 2002-77, Cl. IS, 38.358%, 12/18/32[3]	576,126	132,331
Series 2002-77, Cl. SH, 34.108%, 12/18/32[3]	341,260	74,570
Series 2002-9, Cl. MS, 25.379%, 3/25/32[3]	376,077	87,575
Series 2003-33, Cl. IA, 0.491%, 5/25/33[3]	74,498	13,748
Series 2003-33, Cl. SP, 29.049%, 5/25/33[3]	835,568	186,145
Series 2003-38, Cl. SA, 0.00%, 3/25/23[3,4]	278,156	8,774
Series 2003-4, Cl. S, 30.505%, 2/25/33[3]	466,830	116,727
Series 2005-12, Cl. SC, 7.691%, 3/25/35[3]	232,164	46,216
Series 2005-14, Cl. SE, 36.037%, 3/25/35[3]	3,563,508	588,439
Series 2005-40, Cl. SA, 46.214%, 5/25/35[3]	1,425,969	266,394
Series 2005-52, Cl. JH, 1.403%, 5/25/35[3]	742,574	140,610
Series 2005-63, Cl. SA, 45.197%, 10/25/31[3]	1,212,906	256,160
Series 2005-63, Cl. X, 32.456%, 10/25/31[3]	14,358	441
Series 2008-55, Cl. SA, 6.324%, 7/25/38[3]	20,917	2,694
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	367,100	15,013
Series 2009-85, Cl. IO, 0.00%, 10/25/24[3,4]	830,994	26,218
Series 2011-96, Cl. SA, 4.432%, 10/25/41[3]	511,509	93,104
Series 2012-134, Cl. SA, 8.796%, 12/25/42[3]	1,739,516	435,020
Series 2012-40, Cl. PI, 0.00%, 4/25/41[3,4]	284,979	36,603

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 10.076%, 10/15/29[3]	17,610,612	103,987
Series 2001-3, Cl. IO, 13.873%, 10/15/31[3]	8,100,223	54,694
Series 2002-2, Cl. IO, 18.382%, 1/15/32[3]	20,353,381	48,028
Series 2002-3, Cl. IO, 10.636%, 8/15/32[3]	28,678,598	186,898
Series 2003-1, Cl. IO, 7.433%, 11/15/32[3]	42,593,711	237,843

		664,591,419

GNMA/Guaranteed—4.7%

Government National Mortgage Assn. I Pool:
6.50%, 1/15/24	48,632	55,740
7.00%, 1/15/28-9/15/29	355,511	397,580
7.50%, 6/15/28-8/15/28	367,783	380,253
8.00%, 9/15/28	12,221	12,268
8.50%, 8/15/17-12/15/17	35,995	36,754
9.50%, 9/15/17	599	607
10.50%, 12/15/17-1/15/21	12,677	12,767

Government National Mortgage Assn. II Pool:
3.50%, 4/1/46[6]	43,790,000	46,297,662
4.00%, 4/1/46[6]	985,000	1,053,296
7.00%, 1/20/30	37,966	46,497

16 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

GNMA/Guaranteed (Continued)

Government National Mortgage Assn. II Pool: (Continued)
11.00%, 10/20/19	$10,038	$10,094

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-76, Cl. SG, 4.474%, 10/16/29[3]	190,171	44,926
Series 2011-52, Cl. HS, 4.573%, 4/16/41[3]	4,341,694	845,971

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2009-66, Cl. CD, 2.50%, 8/16/39	88,112	89,350
Series 2010-55, Cl. QN, 3.00%, 10/20/37	3,451,753	3,488,645
Series 2014-167, Cl. WF, 0.889%, 7/20/44[2]	4,094,216	4,095,236

		56,867,646

Other Agency—0.7%

Federal Home Loan Banks, Series 00-1372, Cl. 1, 4.75%, 5/18/18	3,486,157	3,689,676

NCUA Guaranteed Notes Trust, Series 2010-A1, Cl. A, 0.792%, 12/7/20[2]	4,659,081	4,654,096

		8,343,772

Non-Agency—5.5%

Commercial—5.2%

BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[1,2]	1,102,197	1,103,778
Series 2012-RR2, Cl. 6A3, 2.853%, 9/26/35[1,2]	1,812,118	1,800,702
Series 2012-RR6, Cl. RR6, 2.404%, 11/26/36[1]	3,312,939	3,210,123

Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 3.09%, 3/25/35[2]	2,012,838	2,009,574

CHL Mortgage Pass-Through Trust, Series 2003-J5, Cl. 2A1, 5%, 7/25/18	416,924	420,695

Citigroup Mortgage Loan Trust, Inc.:
Series 2012-8, Cl. 1A1, 2.862%, 10/25/35[1,2]	3,364,351	3,351,850
Series 2014-8, Cl. 1A1, 1.012%, 7/20/36[1,2]	4,795,219	4,403,271

COMM Mortgage Trust:
Series 2012-CR5, Cl. E, 4.338%, 12/10/45[1,2]	1,590,000	1,477,593
Series 2013-CR7, Cl. D, 4.351%, 3/10/46[1,2]	2,025,000	1,865,491

CSMC, Series 2009-13R, Cl. 4A1, 2.739%, 9/26/36[1,2]	134,928	135,164

FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,2]	805,000	753,133
Series 2013-K26, Cl. C, 3.599%, 12/25/45[1,2]	550,000	510,433
Series 2013-K27, Cl. C, 3.496%, 1/25/46[1,2]	850,000	777,523
Series 2014-K36, Cl. C, 4.363%, 12/25/46[1,2]	3,250,000	2,976,155
Series 2014-K38, Cl. C, 4.636%, 6/25/47[1,2]	5,250,000	4,565,338
Series 2014-K714, Cl. C, 3.849%, 1/25/47[1,2]	2,500,000	2,433,786
Series 2014-K715, Cl. C, 4.127%, 2/25/46[1,2]	2,205,000	2,156,788

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.869%, 7/25/35[2]	1,124,308	1,105,330

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.42%, 12/15/47[1,2]	1,765,000	1,634,571

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Cl. E, 5.192%, 5/15/45[1,2]	3,255,000	3,204,111

JP Morgan Resecuritization Trust, Series 2009-11, Cl. 5A1, 2.739%, 9/26/36[1,2]	513,670	513,448

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.787%, 4/21/34[2]	818,325	830,593

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.657%, 11/15/45[1,2]	1,795,000	1,734,059

17 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

Morgan Stanley Bank of America Merrill Lynch Trust: (Continued)
Series 2013-C11, Cl. D, 4.414%, 8/15/46[1,2]	$1,700,000	$1,501,282
Series 2013-C13, Cl. D, 4.892%, 11/15/46[1,2]	4,060,000	3,735,725
Series 2013-C7, Cl. D, 4.296%, 2/15/46[1,2]	260,000	233,430

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 2.193%, 11/26/36[1,2]	4,346,383	4,247,765

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.546%, 6/26/46[1,2]	1,968,442	1,962,780

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.569%, 8/25/34[2]	1,043,786	1,042,131

Structured Agency Credit Risk Debt Nts.:
Series 2015-HQA1, Cl. M1, 1.683%, 3/25/28[2]	2,595,246	2,598,164
Series 2016-HQA1, Cl. M1, 2.191%, 9/25/28[2]	3,250,000	3,258,259

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.889%, 5/10/63[1,2]	630,000	600,526

WF-RBS Commercial Mortgage Trust, Series 2012-C10, Cl. D, 4.454%, 12/15/45[1,2]	930,000	864,163

		63,017,734

Residential—0.3%

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.727%, 12/25/34[2]	830,144	814,850

RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	109,620	87,123
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,575,923	1,263,228

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.537%, 10/25/33[2]	819,797	832,388

		2,997,589

Total Mortgage-Backed Obligations (Cost $780,548,347)		795,818,160

U.S. Government Obligations—41.1%

Federal Home Loan Banks Nts., 1.375%, 2/18/21	60,000,000	60,084,600

Federal Home Loan Mortgage Corp. Nts., 1.125%, 4/15/19	78,183,000	78,540,687

Federal National Mortgage Assn. Nts., 0.875%, 3/28/18	78,185,000	78,353,254

United States Treasury Nts.:
0.625%, 8/31/17	10,000,000	9,990,230
0.75%, 10/31/17[7]	109,177,000	109,238,794
1.375%, 3/31/20	15,650,000	15,826,986
1.625%, 4/30/19	59,608,000	60,925,873
1.75%, 10/31/20	39,215,000	40,201,493
2.25%, 11/30/17	42,000,000	43,061,466

Total U.S. Government Obligations (Cost $493,554,858)		496,223,383

Total Investments, at Value (Cost $1,316,723,000)	110.4%	1,334,668,432

Net Other Assets (Liabilities)	(10.4)	(125,321,353)

Net Assets	100.0%	$1,209,347,079

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $83,106,667 or 6.87% of the Fund’s net assets at period end.

18 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Footnotes to Statement of Investments (Continued)

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $11,078,961 or 0.92% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $947,627 or 0.08% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,165,791. See Note 6 of the accompanying Notes.

Futures Contracts as of March 31, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Buy	6/21/16	27	$4,439,813	$54,934
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/16	1,869	243,700,078	242,925
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/16	697	152,468,750	562,495
United States Treasury Nts., 5 yr.	CBT	Sell	6/30/16	47	5,694,711	5,494
United States Ultra Bonds	CBT	Buy	6/21/16	4	690,125	(5,827)

						$860,021

Glossary:

Exchange Abbreviations

CBT                        Chicago Board of Trade

See accompanying Notes to Financial Statements.

19 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2016 Unaudited

Assets
Investments, at value (cost $1,316,723,000)—see accompanying statement of investments	$1,334,668,432

Cash	4,959,225

Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	27,432,817
Interest and principal paydowns	4,922,002
Shares of beneficial interest sold	1,612,427
Variation margin receivable	85,892
Other	178,530

Total assets	1,373,859,325

Liabilities
Payables and other liabilities:
Investments purchased (including $159,603,475 purchased on a when-issued or delayed delivery basis)	160,800,361
Shares of beneficial interest redeemed	2,387,455
Variation margin payable	713,395
Distribution and service plan fees	165,481
Trustees’ compensation	94,564
Dividends	57,822
Shareholder communications	10,001
Other	283,167

Total liabilities	164,512,246

Net Assets	$1,209,347,079

Composition of Net Assets
Par value of shares of beneficial interest	$269,978

Additional paid-in capital	1,330,043,059

Accumulated net investment income	3,867,201

Accumulated net realized loss on investments	(143,638,612)

Net unrealized appreciation on investments	18,805,453

Net Assets	$1,209,347,079

20 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $562,269,624 and 125,475,147 shares of beneficial interest outstanding)	$4.48

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.58

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,659,309 and 1,709,802 shares of beneficial interest outstanding)	$4.48

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $180,233,511 and 40,302,349 shares of beneficial interest outstanding)	$4.47

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $361,895,413 and 80,801,815 shares of beneficial interest outstanding)	$4.48

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $31,409,672 and 7,015,786 shares of beneficial interest outstanding)	$4.48

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $65,879,550 and 14,672,610 shares of beneficial interest outstanding)	$4.49

See accompanying Notes to Financial Statements.

21 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2016 Unaudited

Investment Income
Interest	$11,019,696

Fee income on when-issued securities	1,816,739

Total investment income	12,836,435

Expenses
Management fees	2,502,021

Distribution and service plan fees:
Class A	672,592
Class B	44,731
Class C	889,960
Class R	73,661

Transfer and shareholder servicing agent fees:
Class A	613,144
Class B	9,869
Class C	196,227
Class I	53,684
Class R	33,027
Class Y	64,847

Shareholder communications:
Class A	11,645
Class B	548
Class C	3,258
Class I	7
Class R	479
Class Y	452

Trustees’ compensation	37,682

Custodian fees and expenses	26,808

Borrowing fees	10,434

Other	110,328

Total expenses	5,355,404
Less waivers and reimbursements of expenses	(446,701)

Net expenses	4,908,703

Net Investment Income	7,927,732

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,130,582
Closing and expiration of futures contracts	(7,370,997)

Net realized loss	(5,240,415)

Net change in unrealized appreciation/depreciation on:
Investments	(1,810,533)
Futures contracts	1,488,678

Net change in unrealized appreciation/depreciation	(321,855)

Net Increase in Net Assets Resulting from Operations	$2,365,462

See accompanying Notes to Financial Statements.

22 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$7,927,732	$18,252,874

Net realized loss	(5,240,415)	(4,875,478)

Net change in unrealized appreciation/depreciation	(321,855)	2,455,994

Net increase in net assets resulting from operations	2,365,462	15,833,390

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(5,637,044)	(11,102,551)
Class B	(55,528)	(151,041)
Class C	(1,093,846)	(2,058,571)
Class I	(4,204,421)	(10,029,918)
Class R	(259,082)	(513,965)
Class Y	(679,866)	(884,551)

	(11,929,787)	(24,740,597)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	2,964,881	(28,570,446)
Class B	(2,981,502)	(5,580,333)
Class C	4,453,427	(11,978,869)
Class I	5,797,758	(83,106,090)
Class R	1,431,685	(2,985,288)
Class Y	18,244,261	12,854,040

	29,910,510	(119,366,986)

Net Assets
Total increase (decrease)	20,346,185	(128,274,193)

Beginning of period	1,189,000,894	1,317,275,087

End of period (including accumulated net investment income of $3,867,201 and $7,869,256, respectively)	$1,209,347,079	$1,189,000,894

See accompanying Notes to Financial Statements.

23 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.52	$4.55	$4.59	$4.71	$4.67	$4.73

Income (loss) from investment operations:
Net investment income[3]	0.03	0.06	0.07	0.07	0.10	0.13
Net realized and unrealized gain (loss)	(0.02)	0.00[4]	(0.02)	(0.10)	0.04	(0.06)

Total from investment operations	0.01	0.06	0.05	(0.03)	0.14	0.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.09)	(0.09)	(0.09)	(0.10)	(0.13)

Net asset value, end of period	$4.48	$4.52	$4.55	$4.59	$4.71	$4.67

Total Return, at Net Asset Value[5]	0.13%	1.26%	1.04%	(0.63)%	3.00%	1.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$562,270	$563,832	$596,274	$703,706	$835,353	$901,117

Average net assets (in thousands)	$557,419	$576,463	$646,216	$771,385	$856,033	$947,592

Ratios to average net assets:[6]
Net investment income	1.35%	1.42%	1.41%	1.43%	2.01%	2.63%
Expenses excluding specific expenses listed below	0.92%	0.91%	0.91%	0.87%	0.86%	0.85%[7]
Interest and fees from borrowings	0.00%[8]	0.00%[8]	0.00%	0.00%	0.00%	0.00%

Total expenses	0.92%	0.91%	0.91%	0.87%	0.86%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.77%

Portfolio turnover rate[9]	114%	155%	229%	154%	152%	87%

24 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	0.85%

8. Less than 0.005%.

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2016	$1,415,868,532	$1,466,801,511
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268

See accompanying Notes to Financial Statements.

25 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.52	$4.55	$4.59	$4.71	$4.66	$4.72

Income (loss) from investment operations:
Net investment income[3]	0.01	0.03	0.03	0.03	0.06	0.09
Net realized and unrealized gain (loss)	(0.02)	(0.01)	(0.02)	(0.09)	0.04	(0.06)

Total from investment operations	(0.01)	0.02	0.01	(0.06)	0.10	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.05)	(0.05)	(0.06)	(0.05)	(0.09)

Net asset value, end of period	$4.48	$4.52	$4.55	$4.59	$4.71	$4.66

Total Return, at Net Asset Value[4]	(0.27)%	0.57%	0.24%	(1.41)%	2.18%	0.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,659	$10,722	$16,385	$27,893	$43,860	$54,978

Average net assets (in thousands)	$8,953	$12,904	$21,830	$35,494	$49,094	$63,116

Ratios to average net assets:[5]
Net investment income	0.56%	0.61%	0.62%	0.65%	1.22%	1.85%
Expenses excluding specific expenses listed below	1.68%	1.68%	1.67%	1.81%	1.83%	1.84%[6]
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses	1.68%	1.68%	1.67%	1.81%	1.83%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.60%	1.60%	1.60%	1.60%	1.55%

Portfolio turnover rate[8]	114%	155%	229%	154%	152%	87%

26 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	1.84%

7. Less than 0.005%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2016	$1,415,868,532	$1,466,801,511
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268

See accompanying Notes to Financial Statements.

27 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.51	$4.54	$4.58	$4.70	$4.66	$4.72

Income (loss) from investment operations:
Net investment income[3]	0.01	0.03	0.03	0.03	0.05	0.09
Net realized and unrealized gain (loss)	(0.02)	(0.01)	(0.02)	(0.10)	0.05	(0.06)

Total from investment operations	(0.01)	0.02	0.01	(0.07)	0.10	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.05)	(0.05)	(0.05)	(0.06)	(0.09)

Net asset value, end of period	$4.47	$4.51	$4.54	$4.58	$4.70	$4.66

Total Return, at Net Asset Value[4]	(0.27)%	0.46%	0.24%	(1.42)%	2.19%	0.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$180,233	$177,216	$190,398	$233,776	$290,157	$333,542

Average net assets (in thousands)	$178,440	$181,572	$208,333	$265,441	$306,251	$343,597

Ratios to average net assets:[5]
Net investment income	0.55%	0.62%	0.61%	0.64%	1.22%	1.86%
Expenses excluding specific expenses listed below	1.67%	1.66%	1.66%	1.61%	1.59%	1.58%[6]
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses	1.67%	1.66%	1.66%	1.61%	1.59%	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.60%	1.60%	1.60%	1.59%	1.54%

Portfolio turnover rate[8]	114%	155%	229%	154%	152%	87%

28 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	1.58%

7. Less than 0.005%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2016	$1,415,868,532	$1,466,801,511
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268

See accompanying Notes to Financial Statements.

29 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Period Ended September 30, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.52	$4.55	$4.59	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.04	0.08	0.08	0.05
Net realized and unrealized loss	(0.03)	(0.01)	(0.02)	(0.06)

Total from investment operations	0.01	0.07	0.06	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.10)	(0.10)	(0.06)

Net asset value, end of period	$4.48	$4.52	$4.55	$4.59

Total Return, at Net Asset Value[4]	0.29%	1.71%	1.38%	(0.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$361,895	$358,985	$445,363	$229,314

Average net assets (in thousands)	$357,887	$447,250	$391,818	$78,761

Ratios to average net assets:[5]
Net investment income	1.67%	1.75%	1.73%	1.48%
Expenses excluding specific expenses listed below	0.48%	0.47%	0.47%	0.46%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	0.48%	0.47%	0.47%	0.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%	0.47%	0.47%	0.46%

Portfolio turnover rate[7]	114%	155%	229%	154%

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. For the period from December 28, 2012 (inception of offering) to September 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2016	$1,415,868,532	$1,466,801,511
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Period Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

30 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class R	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.51	$4.55	$4.59	$4.71	$4.66	$4.72

Income (loss) from investment operations:
Net investment income[3]	0.02	0.05	0.05	0.05	0.08	0.11
Net realized and unrealized gain (loss)	(0.01)	(0.01)	(0.01)	(0.09)	0.05	(0.06)

Total from investment operations	0.01	0.04	0.04	(0.04)	0.13	0.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.08)	(0.08)	(0.08)	(0.08)	(0.11)

Net asset value, end of period	$4.48	$4.51	$4.55	$4.59	$4.71	$4.66

Total Return, at Net Asset Value[4]	0.20%	0.85%	0.74%	(0.92)%	2.69%	1.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,410	$30,218	$33,413	$39,598	$43,962	$44,133

Average net assets (in thousands)	$30,030	$31,657	$36,387	$42,032	$44,441	$46,042

Ratios to average net assets:[5]
Net investment income	1.05%	1.12%	1.11%	1.13%	1.71%	2.35%
Expenses excluding specific expenses listed below	1.16%	1.16%	1.15%	1.17%	1.17%	1.17%[6]
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses	1.16%	1.16%	1.15%	1.17%	1.17%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.10%	1.10%	1.10%	1.05%

Portfolio turnover rate[8]	114%	155%	229%	154%	152%	87%

31 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	1.17%

7. Less than 0.005%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2016	$1,415,868,532	$1,466,801,511
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268

See accompanying Notes to Financial Statements.

32 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class Y	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.53	$4.56	$4.58	$4.71	$4.66	$4.72

Income (loss) from investment operations:
Net investment income[3]	0.04	0.08	0.08	0.08	0.11	0.14
Net realized and unrealized gain (loss)	(0.03)	(0.01)	0.00[4]	(0.10)	0.04	(0.06)

Total from investment operations	0.01	0.07	0.08	(0.02)	0.15	0.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.10)	(0.10)	(0.11)	(0.10)	(0.14)

Net asset value, end of period	$4.49	$4.53	$4.56	$4.58	$4.71	$4.66

Total Return, at Net Asset Value[5]	0.28%	1.57%	1.78%	(0.44)%	3.30%	1.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,880	$48,028	$35,442	$192,989	$532,594	$508,871

Average net assets (in thousands)	$59,063	$40,668	$60,953	$393,408	$512,755	$483,961

Ratios to average net assets:[6]
Net investment income	1.65%	1.72%	1.77%	1.76%	2.30%	2.92%
Expenses excluding specific expenses listed below	0.67%	0.66%	0.66%	0.54%	0.51%	0.50%[7]
Interest and fees from borrowings	0.00%[8]	0.00%[8]	0.00%	0.00%	0.00%	0.00%

Total expenses	0.67%	0.66%	0.66%	0.54%	0.51%	0.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.50%	0.50%	0.50%	0.49%

Portfolio turnover rate[9]	114%	155%	229%	154%	152%	87%

33 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	0.50%

8. Less than 0.005%.

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2016	$1,415,868,532	$1,466,801,511
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268

See accompanying Notes to Financial Statements.

34 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Limited-Term Government Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

35 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state

36 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $2,157,152. Details of the fiscal year ended September 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$12,640,219
2017	21,325,466
2018	73,585,342
No expiration	29,480,650

Total	$137,031,677

At period end, it is estimated that the capital loss carryforwards would be $107,551,027 expiring by 2018 and $34,721,065, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

37 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$1,316,774,119
Federal tax cost of other investments	(92,656,122)

Total federal tax cost	$1,224,117,997

Gross unrealized appreciation	$24,135,612
Gross unrealized depreciation	(5,381,278)

Net unrealized appreciation	$18,754,334

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a

38 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

3. Securities Valuation (Continued)

single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or

39 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

40 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$42,626,889	$—	$42,626,889
Mortgage-Backed Obligations	—	795,818,160	—	795,818,160
U.S. Government Obligations	—	496,223,383	—	496,223,383

Total Investments, at Value	—	1,334,668,432	—	1,334,668,432
Other Financial Instruments:
Futures contracts	865,848	—	—	865,848

Total Assets	$865,848	$1,334,668,432	$—	$1,335,534,280

Liabilities Table
Other Financial Instruments:
Futures contracts	$(5,827)	$—	$—	$(5,827)

Total Liabilities	$(5,827)	$—	$—	$(5,827)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net

41 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$159,603,475
Sold securities	27,432,817

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $42,000 of collateral to the Fund for forward roll transactions.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or

42 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

5. Market Risk Factors (Continued)

commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded

43 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

44 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $190,870,758 and $351,966,942 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded

45 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Interest rate contracts Variation margin receivable		$85,892	*	Variation margin payable	$713,395	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Interest rate contracts	$(7,370,997)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$1,488,678

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

46 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	14,675,717	$65,834,801	10,606,342	$91,748,735
Dividends and/or distributions reinvested	1,178,688	5,275,534	1,220,521	10,370,156
Redeemed	(15,184,899)	(68,145,454)	(14,892,969)	(130,689,337)
Shares tendered from share split	—	—	62,317,650[1]	—

Net increase (decrease)	669,506	$2,964,881	59,251,544	$(28,570,446)

Class B
Sold	167,481	$751,764	101,990	$887,010
Dividends and/or distributions reinvested	12,091	54,052	17,000	147,075
Redeemed	(843,997)	(3,787,318)	(741,937)	(6,614,418)
Shares tendered from share split	—	—	1,195,152[1]	—

Net increase (decrease)	(664,425)	$(2,981,502)	572,205	$(5,580,333)

Class C
Sold	5,797,987	$25,947,756	3,998,170	$32,676,164
Dividends and/or distributions reinvested	228,390	1,019,113	223,206	1,910,836
Redeemed	(5,031,273)	(22,513,442)	(5,367,953)	(46,565,869)
Shares tendered from share split	—	—	19,479,584[1]	—

Net increase (decrease)	995,104	$4,453,427	18,333,007	$(11,978,869)

Class I
Sold	5,548,488	$24,897,355	6,710,710	$58,749,585
Dividends and/or distributions reinvested	939,398	4,204,305	1,169,947	10,029,704
Redeemed	(5,188,498)	(23,303,902)	(16,987,818)	(151,885,379)
Shares tendered from share split	—	—	39,621,692[1]	—

Net increase (decrease)	1,299,388	$5,797,758	30,514,531	$(83,106,090)

Class R
Sold	1,166,349	$5,225,243	676,425	$5,491,369
Dividends and/or distributions reinvested	54,088	241,909	56,170	478,328
Redeemed	(899,946)	(4,035,467)	(1,100,071)	(8,954,985)
Shares tendered from share split	—	—	3,385,899[1]	—

Net increase (decrease)	320,491	$1,431,685	3,018,423	$(2,985,288)

47 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Class Y
Sold	8,593,235	$38,582,137	3,288,939	$28,623,728
Dividends and/or distributions reinvested	108,229	485,516	79,727	674,916
Redeemed	(4,637,308)	(20,823,392)	(1,848,448)	(16,444,604)
Shares tendered from share split	—	—	5,200,465[1]	—

Net increase	4,064,156	$18,244,261	6,720,683	$12,854,040

1. As of the close of September 11, 2015, the Fund implemented a share split which resulted in an addition of shares. See Note 11.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$104,239,983	$96,376,406
U.S. government and government agency obligations	1,270,621,987	1,248,091,375
To Be Announced (TBA) mortgage-related securities	1,415,868,532	1,466,801,511

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Over $5 billion	0.380

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and

48 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

9. Fees and Other Transactions with Affiliates (Continued)

shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares

49 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor	Distributor

March 31, 2016	$33,167	$2,741	$2,857	$5,932	$1

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 0.80% for Class A shares, 1.60% for Class B and Class C shares, 1.10% for Class R shares and 0.50% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager reimbursed the Fund $319,782, $3,463, $63,212, $9,464 and $50,780 for Class A, Class B, Class C, Class R and Class Y shares, respectively.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

50 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

11. Share Split

As of the close of business on September 11, 2015, the Fund implemented a 2 for 1 share split. This share split effectively increased the number of outstanding shares for the Fund. As a result, shareholders’ accounts reflect additional shares with a lower net asset value per share. While the number of shares increased, neither the Fund’s holdings nor the total value of shareholders’ investments was affected. Per share data in the financial highlights prior to September 11, 2015, has been adjusted to give effect to this share split.

12. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

51 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

				Other
	Pay		Net Profit	Capital
Fund Name	Date	Net Income	from Sale	Sources

Oppenheimer Limited-Term Government Fund	12/31/15	25.5%	0.0%	74.5%

53 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Peter Strzalkowski, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

54 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

55 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0855.001.0316 May 27, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/13/2016